                       BRINSON SELECT MONEY MARKET FUND
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                      STATEMENT OF ADDITIONAL INFORMATION

   Brinson Select Money Market Fund is a professionally managed money market fund. The fund is a diversified series of Brinson Money Series ("Trust") an open-end investment company.

   The fund's investment advisor, administrator and principal underwriter is Brinson Advisors, Inc. ("Brinson Advisors"), an indirect wholly owned asset management subsidiary of UBS AG.

   Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report without charge by calling toll-free 1-888-547-FUND.

   This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated September 1, 2001. A copy of the fund's Prospectus may be obtained by calling your investment professional or by calling toll-free 1-888-547-FUND. Customers of banks and other financial intermediaries that purchase the Financial Intermediary shares may obtain the Prospectus from their financial intermediaries. The Prospectus contains more complete information about the fund. You should read it carefully before investing.

   This SAI is dated September 1, 2001.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
    The Fund and Its Investment Policies.................................   2
    The Fund's Investments, Related Risks and Limitations................   2
    Organization of the Trust; Trustees and Officers; Principal Holders
     and Management Ownership of Securities..............................   9
    Investment Advisory, Administration and Principal Underwriting
     Arrangements........................................................  18
    Portfolio Transactions...............................................  20
    Additional Information Regarding Redemptions; Financial
     Institutions........................................................  21
    Valuation of Shares..................................................  21
    Performance Information..............................................  22
    Taxes................................................................  24
    Other Information....................................................  24
    Financial Statements.................................................  25

                     THE FUND AND ITS INVESTMENT POLICIES

   The fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

   The fund's investment objective is to earn maximum current income consistent with liquidity and the preservation of capital. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments are short-term debt-obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. These instruments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4) funding agreements and other insurance company obligations, (5) repurchase agreements and (6) investment company securities. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

   The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

   The fund may purchase only those obligations that Brinson Advisors determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include U.S. government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security,
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Brinson Advisors to be of comparable quality.

   The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar denominated obligations of foreign issuers.

   The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 33 1/3% of its total assets. The costs associated with borrowing may reduce the fund's net income. The fund may invest in the securities of other investment companies.

             THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

   The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or the SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The fund may invest in these instruments to the extent consistent with its investment objective.

   YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS; FIRST TIER SECURITIES. The yields on the money market instruments in which the fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

   Subsequent to its purchase by the fund, an issue may cease to be rated or its rating may be reduced. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or Brinson Advisors becomes aware that a security has received a rating below the second highest rating by any rating agency, Brinson Advisors and, in certain cases, the fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category by a single rating agency at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

   U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. These U.S. government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

   U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

   COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. Commercial paper includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ("SEC"). Descriptions of certain types of short-term obligations are provided below.

   ASSET-BACKED SECURITIES. The fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Fund's Investments, Related Risks and Limitations--Credit and Liquidity Enhancements."

   VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. The fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The fund will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See "The Fund's Investments, Related Risks and Limitations--Credit and Liquidity Enhancements."

   Generally, the fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

   VARIABLE AMOUNT MASTER DEMAND NOTES. The fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

   FUNDING AGREEMENTS AND GUARANTEED INVESTMENT CONTRACTS. The fund may invest in funding agreements and guaranteed investment contracts issued by insurance companies which are obligations of the insurance company or its separate account. Funding agreements permit the investment of varying amounts under a direct agreement between the fund and an insurance company and provide that the principal amount may be increased from time to time (subject to specified maximums) by agreement of the parties or decreased by either party. The fund expects to invest primarily in funding agreements and guaranteed investment contracts with floating or variable rates that are subject to demand features that permit the fund to tender its interest back to the issuer. To the extent the fund invests in funding agreements and guaranteed investment contracts that either do not have demand features or have demand features that may be exercised more than seven days after the date of acquisition, these investments will be subject to the fund's limitation on investments in illiquid securities. See "The Fund's Investments, Related Risks and Limitations--Credit and Liquidity Enhancements" and "--Illiquid Securities."

   INVESTING IN FOREIGN SECURITIES. The fund's investments in U.S. dollar denominated securities of foreign issuers may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about foreign issuers because they may not be subject to the same regulatory requirements as domestic issuers.

   CREDIT AND LIQUIDITY ENHANCEMENTS. The fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wishes to do so.

   ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those Brinson Advisors has determined are liquid pursuant to guidelines established by the board. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

   Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

   Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

   Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

   The board has delegated the function of making day-to-day determinations of liquidity to Brinson Advisors pursuant to guidelines approved by the board. Brinson Advisors takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. Brinson Advisors monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

   Brinson Advisors also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Brinson Advisors will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

   REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

   Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by Brinson Advisors to present minimum credit risks.

   REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

   Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

   WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment.

   A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, it will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the commitment. The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. The fund may sell the right to acquire the security prior to delivery if Brinson Advisors deems it advantageous to do so, which may result in a gain or loss to the fund.

   INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other money market funds, subject to limitations imposed by the Investment Company Act. Among other things, these limitations currently restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. The fund may invest in the securities of other money market funds when Brinson Advisors believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity.

   LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Brinson Advisors deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Brinson Advisors. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Brinson Advisors. In determining whether to lend securities to a particular broker-dealer or institutional investor, Brinson Advisors will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

   Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS PaineWebber Inc. ("UBS PaineWebberSM*"), another wholly owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which UBS PaineWebber acted as lending agent. UBS PaineWebber also has been approved as a borrower under the fund's securities lending program.

INVESTMENT LIMITATIONS OF THE FUND

   FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), the fund will comply with the applicable restrictions of
Section 18 of the Investment Company Act.
--------
* UBS PaineWebber is a service mark of UBS AG.

   The fund will not:

   (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

   The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

   (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

   The following interpretations apply to, but are not a part of, this fundamental restriction: (a) domestic and foreign banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

   (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

   (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

   The following interpretation applies to, but is not a part of, this fundamental restriction: the fund's investments in master notes, funding agreements and similar instruments will not be considered to be the making of a loan.

   (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

   (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

   (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

   NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

   The fund will not:

   (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

   (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

   (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

   (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

   (5) invest more than 10% of its net assets in illiquid securities.

               ORGANIZATION OF THE TRUST; TRUSTEES AND OFFICERS;
           PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

   The Trust was organized on April 29, 1998 as a business trust under the laws of Delaware and currently has five operating series. The Trust has authority to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.

   The Trust is governed by a board of trustees, which oversees the fund's operations. Trustees (sometimes referred to as "board members") and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                          POSITION
                            WITH        BUSINESS EXPERIENCE; OTHER
 NAME AND ADDRESS; AGE     TRUST              DIRECTORSHIPS
 ---------------------    --------      --------------------------
Margo N. Alexander*+; 54  Trustee  Mrs. Alexander is Chairman (since
                                   March 1999) and a director of
                                   Brinson Advisors (since January
                                   1995) and an executive vice
                                   president and a director of
                                   UBS PaineWebber (since March 1984).
                                   She was the chief executive officer
                                   of Brinson Advisors from January
                                   1995 to October 2000. Mrs. Alexander
                                   is a director or trustee of 22
                                   investment companies for which
                                   Brinson Advisors, UBS PaineWebber or
                                   one of their affiliates serves as
                                   investment advisor, sub-advisor or
                                   manager.


                                                           BUSINESS EXPERIENCE; OTHER
   NAME AND ADDRESS; AGE        POSITION WITH TRUST              DIRECTORSHIPS
   ---------------------        -------------------        --------------------------
Richard Q. Armstrong; 66              Trustee         Mr. Armstrong is chairman and
R.Q.A. Enterprises                                    principal of R.Q.A. Enterprises
One Old Church Road                                   (management consulting firm) (since
Unit #6                                               April 1991 and principal occupation
Greenwich, CT 06830                                   since March 1995). He is also a
                                                      director of AlFresh Beverages
                                                      Canada, Inc. (a Canadian Beverage
                                                      subsidiary of AlFresh Foods Inc.)
                                                      (since October 2000). Mr. Armstrong
                                                      was chairman of the board, chief
                                                      executive officer and co-owner of
                                                      Adirondack Beverages (producer and
                                                      distributor of soft drinks and
                                                      sparkling/still waters) (October
                                                      1993-March 1995). He was a partner
                                                      of The New England Consulting Group
                                                      (management consulting firm)
                                                      (December 1992-September 1993). He
                                                      was managing director of LVMH U.S.
                                                      Corporation (U.S. subsidiary of the
                                                      French luxury goods conglomerate,
                                                      Louis Vuitton Moet Hennessey
                                                      Corporation) (1987-1991) and
                                                      chairman of its wine and spirits
                                                      subsidiary, Schieffelin & Somerset
                                                      Company (1987-1991). Mr. Armstrong
                                                      is a director or trustee of 21
                                                      investment companies for which
                                                      Brinson Advisors, UBS PaineWebber or
                                                      one of their affiliates serves as
                                                      investment advisor, sub-advisor or
                                                      manager.

E. Garrett Bewkes, Jr.*+; 74  Trustee and Chairman of Mr. Bewkes serves as a consultant to the Board of Trustees  UBS PaineWebber (since May 1999).
                                                      Prior to November 2000, he was a
                                                      director of Paine Webber Group, Inc.
                                                      ("PW Group," formerly the holding
                                                      company of UBS PaineWebber and
                                                      Brinson Advisors) and prior to 1996,
                                                      he was a consultant to PW Group.
                                                      Prior to 1988, he was chairman of
                                                      the board, president and chief
                                                      executive officer of American
                                                      Bakeries Company. Mr. Bewkes is a
                                                      director of Interstate Bakeries
                                                      Corporation. Mr. Bewkes is a
                                                      director or trustee of 32 investment
                                                      companies for which Brinson
                                                      Advisors, UBS  PaineWebber or one of
                                                      their affiliates serves as
                                                      investment advisor, sub-advisor or
                                                      manager.

                             POSITION
                               WITH        BUSINESS EXPERIENCE; OTHER
   NAME AND ADDRESS; AGE      TRUST              DIRECTORSHIPS
   ---------------------     --------      --------------------------
Richard R. Burt; 54          Trustee  Mr. Burt is chairman of IEP
1275 Pennsylvania Ave, N.W.           Advisors, LLP (international
Washington, DC 20004                  investments and consulting firm)
                                      (since March 1994) and a partner of
                                      McKinsey & Company (management
                                      consulting firm) (since 1991). He is
                                      also a director of Archer-Daniels-
                                      Midland Company (agricultural
                                      commodities), Hollinger
                                      International Company (publishing),
                                      six investment companies in the
                                      Deutsche Bank family of funds, nine
                                      investment companies in the Flag
                                      Investors family of funds, The
                                      Central European Fund, Inc. and The
                                      Germany Fund, Inc., vice chairman of
                                      Anchor Gaming (provides technology
                                      to gaming and wagering industry)
                                      (since July 1999) and chairman of
                                      Weirton Steel Corp. (makes and
                                      finishes steel products) (since
                                      April 1996). He was the chief
                                      negotiator in the Strategic Arms
                                      Reduction Talks with the former
                                      Soviet Union (1989-1991) and the
                                      U.S. Ambassador to the Federal
                                      Republic of Germany (1985-1989).
                                      Mr. Burt is a director or trustee of
                                      21 investment companies for which
                                      Brinson Advisors, UBS PaineWebber or
                                      one of their affiliates serves as
                                      investment advisor, sub-advisor or
                                      manager.

Meyer Feldberg; 59           Trustee  Mr. Feldberg is Dean and Professor
Columbia University                   of Management of the Graduate School
101 Uris Hall                         of Business, Columbia University.
New York, NY 10027                    Prior to 1989, he was president of
                                      the Illinois Institute of
                                      Technology. Dean Feldberg is also a
                                      director of Primedia, Inc.
                                      (publishing), Federated Department
                                      Stores, Inc. (operator of department
                                      stores), Revlon, Inc. (cosmetics)
                                      and Select Medical Inc. (healthcare
                                      services). Dean Feldberg is a
                                      director or trustee of 29 investment
                                      companies for which Brinson
                                      Advisors, UBS PaineWebber or one of
                                      their affiliates serves as
                                      investment advisor, sub-advisor or
                                      manager.

                             POSITION
                               WITH        BUSINESS EXPERIENCE; OTHER
   NAME AND ADDRESS; AGE      TRUST              DIRECTORSHIPS
   ---------------------     --------      --------------------------
George W. Gowen; 71          Trustee  Mr. Gowen is a partner in the law
666 Third Avenue                      firm of Dunnington, Bartholow &
New York, NY 10017                    Miller. Prior to May 1994, he was a
                                      partner in the law firm of Fryer,
                                      Ross & Gowen. Mr. Gowen is a
                                      director or trustee of 29 investment
                                      companies for which Brinson
                                      Advisors, UBS PaineWebber or one of
                                      their affiliates serves as
                                      investment advisor, sub-advisor or
                                      manager.

Frederic V. Malek; 64        Trustee  Mr. Malek is chairman of Thayer
1455 Pennsylvania Ave, N.W.           Capital Partners (merchant bank) and
Suite 350                             chairman of Thayer Hotel Investors
Washington, DC 20004                  III, Thayer Hotel Investors II and
                                      Lodging Opportunities Fund (hotel
                                      investment partnerships). From
                                      January 1992 to November 1992, he
                                      was campaign manager of Bush-Quayle
                                      '92. From 1990 to 1992, he was vice
                                      chairman and, from 1989 to 1990, he
                                      was president of Northwest Airlines
                                      Inc. and NWA Inc. (holding company
                                      of Northwest Airlines Inc.). Prior
                                      to 1989, he was employed by the
                                      Marriott Corporation (hotels,
                                      restaurants, airline catering and
                                      contract feeding), where he most
                                      recently was an executive vice
                                      president and president of Marriott
                                      Hotels and Resorts. Mr. Malek is
                                      also a director of Aegis
                                      Communications, Inc. (tele-
                                      services), American Management
                                      Systems, Inc. (management consulting
                                      and computer related services),
                                      Automatic Data Processing, Inc.
                                      (computing services), CB Richard
                                      Ellis, Inc. (real estate services),
                                      FPL Group, Inc. (electric services),
                                      Classic Vacation Group (packaged
                                      vacations), Manor Care, Inc. (health
                                      care) and Northwest Airlines Inc.
                                      Mr. Malek is a director or trustee
                                      of 21 investment companies for which
                                      Brinson Advisors, UBS PaineWebber or
                                      one of their affiliates serves as
                                      investment advisor, sub-advisor or
                                      manager.

                                                         BUSINESS EXPERIENCE; OTHER
   NAME AND ADDRESS; AGE       POSITION WITH TRUST             DIRECTORSHIPS
   ---------------------       -------------------       --------------------------
Carl W. Schafer; 65                  Trustee        Mr. Schafer is president of the
66 Witherspoon Street, #1100                        Atlantic Foundation (charitable
Princeton, NJ 08542                                 foundation). He is a director of
                                                    Labor Ready, Inc. (temporary
                                                    employment), Roadway Express, Inc.
                                                    (trucking), The Guardian Group of
                                                    Mutual Funds, the Harding, Loevner
                                                    Funds, E.I.I. Realty Trust
                                                    (investment company), Electronic
                                                    Clearing House, Inc. (financial
                                                    transactions processing), Frontier
                                                    Oil Corporation and Nutraceutix,
                                                    Inc. (biotechnology company). Prior
                                                    to January 1993, he was chairman of
                                                    the Investment Advisory Committee of
                                                    the Howard Hughes Medical Institute.
                                                    Mr. Schafer is a director or trustee
                                                    of 21 investment companies for which
                                                    Brinson Advisors, UBS PaineWebber or
                                                    one of their affiliates serves as
                                                    investment advisor, sub-advisor or
                                                    manager.

Brian M. Storms*+; 46         Trustee and President Mr. Storms is chief executive
                                                    officer (since October 2000) and
                                                    president of Brinson Advisors (since
                                                    March 1999). Mr. Storms was
                                                    president of Prudential Investments
                                                    (1996-1999). Prior to joining
                                                    Prudential Investments, he was a
                                                    managing director at Fidelity
                                                    Investments. Mr. Storms is president
                                                    and a director or trustee of 24
                                                    investment companies for which
                                                    Brinson Advisors, UBS PaineWebber or
                                                    one of their affiliates serves as
                                                    investment advisor, sub-advisor or
                                                    manager.

Debbie Baggett*; 42              Vice President     Ms. Baggett is a director and a
                                                    portfolio manager of Brinson
                                                    Advisors. Ms. Baggett
                                                    is a vice president of four
                                                    investment companies for which
                                                    Brinson Advisors, UBS PaineWebber or
                                                    one of their affiliates serves as
                                                    investment advisor, sub-advisor or
                                                    manager.

Thomas Disbrow***; 35          Vice President and   Mr. Disbrow is a director and a
                               Assistant Treasurer  senior manager of the mutual fund
                                                    finance department of Brinson
                                                    Advisors. Prior to November 1999, he
                                                    was a vice president of Zweig/Glaser
                                                    Advisers. Mr. Disbrow is a vice
                                                    president and assistant treasurer of
                                                    22 investment companies for which
                                                    Brinson Advisors, UBS PaineWebber or
                                                    one of their affiliates serves as
                                                    investment advisor, sub-advisor or
                                                    manager.

                                                                BUSINESS EXPERIENCE; OTHER
   NAME AND ADDRESS; AGE          POSITION WITH TRUST                 DIRECTORSHIPS
   ---------------------          -------------------           --------------------------
Amy R. Doberman**; 39         Vice President and Secretary Ms. Doberman is an executive
                                                           director and the general counsel of
                                                           Brinson Advisors. From December 1996
                                                           through July 2000, she was general
                                                           counsel of Aeltus Investment
                                                           Management, Inc. Prior to working at
                                                           Aeltus, Ms. Doberman was a Division
                                                           of Investment Management Assistant
                                                           Chief Counsel at the SEC. Ms.
                                                           Doberman is a vice president and
                                                           secretary of 22 investment companies
                                                           and secretary of two investment
                                                           companies for which Brinson
                                                           Advisors, UBS PaineWebber or one of
                                                           their affiliates serves as
                                                           investment advisor, sub-advisor or
                                                           manager.

Kris L. Dorr*; 37                    Vice President        Ms. Dorr is a director and a
                                                           portfolio manager in the short-term
                                                           strategies group of Brinson
                                                           Advisors. Ms. Dorr is a vice
                                                           president of one investment company
                                                           for which Brinson Advisors,
                                                           UBS PaineWebber or one of their
                                                           affiliates serves as investment
                                                           advisor, sub-advisor or manager.

Elbridge T. Gerry III*; 44           Vice President        Mr. Gerry is a managing director and
                                                           chief investment officer--fixed
                                                           income of Brinson Advisors. Mr.
                                                           Gerry is a vice president of 10
                                                           investment companies for which
                                                           Brinson Advisors, UBS PaineWebber or
                                                           one of their affiliates serves as
                                                           investment advisor, sub-advisor or
                                                           manager.

Kevin J. Mahoney***; 35            Vice President and      Mr. Mahoney is a director and a
                                  Assistant Treasurer      senior manager of the mutual fund
                                                           finance department of Brinson
                                                           Advisors. From August 1996 through
                                                           March 1999, he was the manager of
                                                           the mutual fund internal control
                                                           group of Salomon Smith Barney. Mr.
                                                           Mahoney is a vice president and
                                                           assistant treasurer of 22 investment
                                                           companies for which Brinson
                                                           Advisors, UBS PaineWebber or one of
                                                           their affiliates serves as
                                                           investment advisor, sub-advisor or
                                                           manager.

Michael H. Markowitz****; 36         Vice President        Mr. Markowitz is an executive
                                                           director, portfolio manager and head
                                                           of U.S. short duration fixed income
                                                           of Brinson Advisors. He is also an
                                                           executive director and portfolio
                                                           manager of Brinson Partners, Inc.,
                                                           an affiliate of Brinson Advisors.
                                                           Mr. Markowitz is a vice president of
                                                           10 investment companies for which
                                                           Brinson Advisors, UBS PaineWebber or
                                                           one of their affiliates serves as
                                                           investment advisor, sub-advisor or
                                                           manager.

                                                           BUSINESS EXPERIENCE; OTHER
 NAME AND ADDRESS; AGE       POSITION WITH TRUST                 DIRECTORSHIPS
 ---------------------       -------------------           --------------------------
Kevin P. McIntyre*; 34          Vice President        Mr. McIntyre is an associate
                                                      director and a portfolio manager of
                                                      Brinson Advisors. Mr. McIntyre is a
                                                      vice president of two investment
                                                      companies for which Brinson
                                                      Advisors, UBS PaineWebber or one of
                                                      their affiliates serves as
                                                      investment advisor, sub-advisor or
                                                      manager.

Emil Polito*; 40                Vice President        Mr. Polito is an executive director
                                                      and head of investment support and
                                                      mutual fund services of Brinson
                                                      Advisors. From July 2000 to October
                                                      2000, he was a senior manager of
                                                      investment systems at Dreyfus Corp.
                                                      Prior to July 2000, Mr. Polito was a
                                                      senior vice president and director
                                                      of operations and control for
                                                      Brinson Advisors. Mr. Polito is a
                                                      vice president of 22 investment
                                                      companies for which Brinson
                                                      Advisors, UBS PaineWebber or one of
                                                      their affiliates serves as
                                                      investment advisor, sub-advisor or
                                                      manager.

Susan P. Ryan*; 41              Vice President        Ms. Ryan is an executive director
                                                      and a portfolio manager of Brinson
                                                      Advisors. Ms. Ryan is a vice
                                                      president of six investment
                                                      companies for which Brinson
                                                      Advisors, UBS PaineWebber or one of
                                                      their affiliates serves as
                                                      investment advisor, sub-advisor or
                                                      manager.

Paul H. Schubert***; 38  Vice President and Treasurer Mr. Schubert is an executive director and head of the mutual fund
                                                      finance department of Brinson
                                                      Advisors. Mr. Schubert is a vice
                                                      president and treasurer of 22
                                                      investment companies and treasurer
                                                      and principal accounting officer of
                                                      two investment companies for which
                                                      Brinson Advisors, UBS PaineWebber or
                                                      one of their affiliates serves as
                                                      investment advisor, sub-advisor or
                                                      manager.

                                                BUSINESS EXPERIENCE; OTHER
NAME AND ADDRESS; AGE  POSITION WITH TRUST            DIRECTORSHIPS
---------------------  -------------------      --------------------------
Keith A. Weller**; 40  Vice President and  Mr. Weller is a director and senior
                       Assistant Secretary associate general counsel of Brinson
                                           Advisors. Mr. Weller is a vice
                                           president and assistant secretary of
                                           22 investment companies for which
                                           Brinson Advisors, UBS PaineWebber or
                                           one of their affiliates serves as
                                           investment advisor, sub-advisor or
                                           manager.

--------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.
** This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
*** This person's business address is Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.
**** This person's business address is 209 South LaSalle Street, Chicago,
     Illinois 60604-1295.
+ Mrs. Alexander, Mr. Bewkes and Mr. Storms are "interested persons" of the fund and the Trust as defined in the Investment Company Act by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

   The Trust pays each trustee who is not an "interested person" of the Trust $1,000 annually per series and up to $150 per series for attending each board meeting and each separate meeting of a board committee. The Trust has five operating series and thus pays each such trustee $5,000 annually plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the complex of funds for which Brinson Advisors or UBS PaineWebber serves as investment advisor, sub-advisor or manager receives additional compensation, aggregating $15,000 annually, from the relevant funds. All trustees are reimbursed for any expenses incurred in attending meetings. Because Brinson Advisors performs substantially all the services necessary for the operation of the fund, the fund requires no employees. No officer, director or employee of Brinson Advisors or UBS PaineWebber presently receives any compensation from the Trust for acting as a board member or officer.

   The table below includes certain information relating to the compensation of the Trust's current board members and the compensation of those board members from all funds for which Brinson Advisors or UBS PaineWebber served as an investment advisor, sub-advisor or manager during the periods indicated.

                              COMPENSATION TABLE+

                                            AGGREGATE    TOTAL COMPENSATION FROM
                                          COMPENSATION   THE TRUST AND THE FUND
        NAME OF PERSON, POSITION         FROM THE TRUST*        COMPLEX**
        ------------------------         --------------- -----------------------
    Richard Q. Armstrong,
     Trustee............................     $8,900             $108,232
    Richard R. Burt,
     Trustee............................      8,150              108,232
    Meyer Feldberg,
     Trustee............................      8,900              173,982
    George W. Gowen,
     Trustee............................     10,645              173,982
    Frederic V. Malek,
     Trustee............................      8,900              108,232
    Carl W. Schafer,
     Trustee............................      8,900              106,372

--------
+ Only independent board members are compensated by the funds for which Brinson Advisors or UBS PaineWebber serve as investment advisor, sub-advisor or manager and identified above; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from these funds.
* Represents fees paid to each board member for the fiscal year ended April 30, 2001.
** Represents total compensation paid during the calendar year ended December
   31, 2000, to each board member by 33 investment companies (37 in the case of Messrs. Feldberg and Gowen) for which Brinson Advisors, UBS PaineWebber or one of their affiliates served as investment advisor, sub-advisor or manager. None of these funds has a bonus, pension, profit sharing or retirement plan.

           PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

   As of August 1, 2001, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of the fund.

   As of July 31, 2001, the following shareholders were shown in the fund's records as owning 5% or more of a class of its shares:

                                      PERCENTAGE OF SHARES
                                    BENEFICIALLY OWNED AS OF
        NAME AND ADDRESS*                JULY 31, 2001
        -----------------           ------------------------
    CLASS A
    -------
    Quest Services Corp.                            11.10%
    UBS PaineWebber Inc. FB0          Institutional Shares
    State of Iowa--State Treasurer                   6.65%
                                      Institutional Shares

--------
* The shareholders listed above may be contacted c/o Brinson Advisors, Inc., 51 West 52nd Street, New York, NY 10019-6114.

                    INVESTMENT ADVISORY, ADMINISTRATION AND
                      PRINCIPAL UNDERWRITING ARRANGEMENTS

   INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Brinson Advisors acts as investment advisor and administrator of the fund pursuant to a contract with the Trust ("Advisory Contract"). Under the Advisory Contract, the Trust pays Brinson Advisors an annual fee, computed daily and paid monthly, at an annual rate of 0.18% of the Fund's average daily net assets.

   During the fiscal years ended April 30, 2001 and April 30, 2000, and the fiscal period August 10, 1998 (commencement of operations) to April 30, 1999, the fund paid (or accrued) to Brinson Advisors investment advisory and administration fees of $3,578,906, $2,528,347 and $447,162, respectively, after giving effect to $717,881, $687,813 and $668,641, respectively, in fee waivers.

   Under the terms of the Advisory Contract, Brinson Advisors bears all expenses incurred in the fund's operation other than the fee payable under the Advisory Contract, the fees payable pursuant to the shareholder service plan adopted by the Trust with respect to the fund's Financial Intermediary shares, fees and expenses (including counsel fees) of the trustees of the Trust who are not "interested persons" of the Trust or Brinson Advisors, as that term is defined in the Investment Company Act ("Independent Trustees"), interest, taxes and the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith and extraordinary expenses (such as costs of litigation to which the Trust or fund is a party and of indemnifying officers and trustees of the Trust).

   Although Brinson Advisors is not obligated to pay the fees and expenses of the Independent Trustees, the Advisory Contract requires that Brinson Advisors reduce its management fee by an amount equal to those fees and expenses.

   Expenses borne by Brinson Advisors include the following (or the fund's share of the following): (1) organizational expenses (if these expenses are amortized over a period of more than one year, Brinson Advisors will bear in any one year only that portion of the organizational expenses that would have been borne by the fund in that year), (2) filing fees and expenses relating to the registration and qualification of the shares of the fund under federal and state securities laws and maintaining such registration and qualifications,
(3) fees and salaries payable to the trustees (other than the Independent Trustees) and officers, (4) all expenses incurred in connection with the services of the trustees (other than the Independent Trustees), including travel expenses, (5) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (6) ordinary legal, accounting and auditing expenses, excluding legal fees of special counsel for the Independent Trustees and, as noted above, excluding extraordinary expenses, such as litigation or indemnification expenses, (7) charges of custodians, transfer agents and other agents, (8) costs of preparing share certificates (if any),
(9) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy materials for existing shareholders, (10) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (11) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (12) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (13) the cost of investment company literature and other publications provided to the trustees and officers, (14) costs of mailing, stationery and communications equipment, (15) expenses incident to any dividend, withdrawal or redemption options, (16) charges and expenses of any outside pricing service used to value portfolio securities, and (17) interest on borrowings.

   Under the Advisory Contract, Brinson Advisors will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Brinson Advisors in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

   The Advisory Contract is terminable with respect to the fund at any time without penalty by vote of the board or by vote of the holders of a majority of the outstanding voting securities of the fund on 60 days' written notice to Brinson Advisors. The Advisory Contract is also terminable without penalty by Brinson Advisors on 60 days' written notice to the fund. The Advisory Contract terminates automatically upon its assignment.

   PRINCIPAL UNDERWRITING ARRANGEMENTS. Brinson Advisors acts as the principal underwriter of each class of shares of the fund pursuant to a principal underwriting contract with the Trust ("Principal Underwriting Contract") which requires Brinson Advisors to use its best efforts, consistent with its other business, to sell shares of the fund. Shares of the fund are offered continuously. Brinson Advisors enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares. Brinson Advisors may pay shareholder servicing fees to banks and broker-dealers that make Institutional shares of the fund available to their customers. The annual rate of these shareholder servicing fees will not exceed 0.05% of the average daily net asset value of Institutional shares held through the bank or broker-dealer by its institutional customers, and will be paid monthly. The cost of these shareholder servicing fees will be borne by Brinson Advisors and will not be charged to or reimbursed by the fund. Brinson Advisors is located at 51 West 52nd Street, New York, New York 10019-6114.

   SECURITIES LENDING. During the fiscal years ended April 30, 2001 and April 30, 2000 and the fiscal period August 10, 1998 (commencement of operations) to April 30, 1999, the fund paid no fees to UBS PaineWebber for its services as securities lending agent because the fund did not engage in any securities lending activities.

   FINANCIAL INTERMEDIARIES. Financial intermediaries, such as banks and savings associations, may purchase Financial Intermediary shares for the accounts of their customers. The Trust has adopted a shareholder services plan ("Plan") with respect to Financial Intermediary shares. Brinson Advisors implements the Plan on behalf of the Trust by entering into a service agreement with each financial intermediary that purchases Financial Intermediary shares requiring it to provide support services to its customers who are the beneficial owners of Financial Intermediary shares.

   Under the Plan, the fund pays Brinson Advisors a monthly fee at the annual rate of 0.25% of the average daily net asset value of the Financial Intermediary shares held by financial intermediaries on behalf of their customers. Under each service agreement, Brinson Advisors pays an identical fee to the financial intermediary for providing the support services to its customers specified in the service agreement. These services may include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with Brinson Advisors; (ii) providing customers with a service that invests the assets of their accounts in Financial Intermediary shares; (iii) processing dividend payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in Financial Intermediary shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the financial intermediary; (vii) providing sub-accounting with respect to Financial Intermediary shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the Trust (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers, if required by law; and (ix) such other similar services as the fund may reasonably request from time to time to the extent the financial intermediary is permitted to do so under federal and state statutes, rules and regulations. During the fiscal year ended April 30, 2001, there were no Financial Intermediary shares outstanding. The fund made payments through UBS PaineWebber to financial intermediaries in the amount of $5,518 and $373, for its Financial Intermediary shares that were outstanding during the fiscal year ended April 30, 2000 and the fiscal period ended April 30, 1999, respectively, pursuant to a predecessor agreement.

   Under the terms of the service agreements, financial intermediaries are required to provide to their customers a schedule of any additional fees that they may charge customers in connection with their investments in Financial Intermediary shares. Financial Intermediary shares are available for purchase only by financial intermediaries that have entered into service agreements with Brinson Advisors in connection with their investment. Financial intermediaries providing services to beneficial owners of Financial Intermediary shares in certain states may be required to be registered as dealers under the laws of those states.

   The Plan requires that Brinson Advisors provide to the board at least annually a written report of the amounts expended by Brinson Advisors under service agreements with financial intermediaries and the purposes for which such expenditures were made. Each service agreement requires the financial intermediary to cooperate with Brinson Advisors in providing information to the board with respect to amounts expended and services provided under the service agreement. The Plan may be terminated at any time, without penalty, by vote of the trustees of the Trust who are not "interested persons" of the Trust as defined in the Investment Company Act and who have no direct or indirect financial interest in the operation of the Plan ("Disinterested Trustees"). Any amendment to the Plan must be approved by the board and any material amendment must be approved by the Disinterested Trustees.

   Should future legislative, judicial or administrative action prohibit or restrict the activities of banks serving as financial intermediaries in connection with the provision of support services to their customers, the Trust and Brinson Advisors might be required to alter or discontinue their arrangements with financial intermediaries and change their method of operations with respect to Financial Intermediary shares. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset values per share or result in a financial loss to any shareholder.

   Conflict of interest restrictions may apply to a financial institution's receipt of compensation from a fund through Brinson Advisors under a service agreement resulting from fiduciary funds being invested in Financial Intermediary shares. Before investing fiduciary funds in Financial Intermediary shares, financial intermediaries, including investment advisors and other money managers under the jurisdiction of the SEC, the Department of Labor or state securities or insurance commissions and banks regulated by the Comptroller of the Currency should consult their legal advisors.

                            PORTFOLIO TRANSACTIONS

   The fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

   For purchases or sales with broker-dealer firms that act as principal, Brinson Advisors seeks best execution. Although Brinson Advisors may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Brinson Advisors may consider the sale of shares of the fund and of other funds it advises as a factor in the selection of brokers or dealers to effect transactions for the fund, subject to Brinson Advisors' duty to seek best execution. Brinson Advisors may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

   Research services and information received from brokers or dealers are supplemental to Brinson Advisors' own research efforts and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by Brinson Advisors' in advising other funds or accounts and, conversely, research services furnished to Brinson Advisors' by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

   During the fiscal years ended April 30, 2001 and April 30, 2000 and the fiscal period August 10, 1998 (commencement of operations) to April 30, 1999, the fund paid no brokerage commissions. Therefore, the fund has not allocated any brokerage transactions for research, analysis, advice and similar services.

   Investment decisions for the fund and for other investment accounts managed by Brinson Advisors are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and such other account(s) as to amount in a manner deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

   As of April 30, 2001, the fund owned securities issued by the following companies which are regular broker-dealers for the fund's portfolio securities:

                    ISSUER                     TYPE OF SECURITY       VALUE
                    ------                   --------------------- ------------
   Bank of America N.A...................... Domestic Master Notes $ 83,000,000
   Bear Stearns Companies Incorporated...... Domestic Master Notes  140,000,000
   Credit Suisse First Boston............... Commercial Paper        49,443,722
   Goldman Sachs Group, Inc................. Commercial Paper        49,786,014
   J.P. Morgan Securities, Inc.............. Domestic Master Notes  100,000,000
   Morgan Stanley Dean Witter & Co.......... Domestic Master Notes  140,000,000

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS; FINANCIAL INSTITUTIONS

   ADDITIONAL REDEMPTION INFORMATION. The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time; although the fund attempts to maintain a constant net asset value of $1.00 per share.

   If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. If payment is made in securities, the shareholder may incur brokerage expenses in converting these securities into cash.

   FINANCIAL INSTITUTIONS. The fund may authorize financial institutions and their agents to accept on the fund's behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The fund will be deemed to have received these purchase and redemption orders when such an institution or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions or their agents.

                              VALUATION OF SHARES

   The fund uses its best efforts to maintain its net asset value at $1.00 per share. The fund's net asset value per share is determined by State Street Bank and Trust Company ("State Street") as of noon, Eastern time, 2:30 p.m., Eastern time and again at 5:00 p.m. Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which State Street, the fund's transfer agent (PFPC Inc.) and Brinson Advisors are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

   The fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

   The board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for the fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments that are of high quality under the Rule and that Brinson Advisors, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

   In determining the approximate market value of portfolio investments, the fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                            PERFORMANCE INFORMATION

   The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return will fluctuate.

   TOTAL RETURN CALCULATIONS. Average annual total return quotes
("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:

   P(1 + T)/n/ = ERV
      where: P = a hypothetical initial payment of $1,000 to purchase shares of a specified class
             T = average annual total return of shares of that class n = number of years
           ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

   Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends are assumed to have been reinvested at net asset value.

   The fund may also advertise other performance data, which may consist of the annual or cumulative return (including net short-term capital gain, if any) earned on a hypothetical investment in the fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

   The following table shows performance information for the fund's shares outstanding for the period indicated. Any returns for periods of more than one year are expressed as an average annual return.

                                                                   INSTITUTIONAL
                                                                       SHARES
                                                                   -------------
    Year ended April 30, 2001
      Standardized Return.........................................     6.37%
    Inception (8/10/98) to April 30, 2001
      Standardized Return.........................................     5.78%

   The fund had Financial Intermediary shares outstanding only during the periods December 29, 1998 to February 9, 1999 and November 4, 1999 to March 6, 2000. Accordingly, no performance information is provided for Financial Intermediary shares.

   CALCULATION OF YIELD. The fund computes its 7-day current yield and its 7-day effective yield quotations for each class of shares using standardized methods required by the SEC. The fund from time to time advertises for each class of shares (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting 1 from the result, according to the following formula:

           EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)/365//7/] - 1

   Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

   For the seven-day period ended April 30, 2001, the yield and effective yield of the fund's Institutional shares was 4.82% and 4.92%, respectively. The fund had no Financial Intermediary shares outstanding during the fiscal year ended April 30, 2001. Accordingly, no yield information is provided for Financial Intermediary shares. The fund may also advertise non-standardized yields calculated in a manner similar to that described above, but for different time periods (E.G., one-day yield, 30-day yield).

   OTHER INFORMATION. The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to predict or indicate future results. The return on an investment in the fund will fluctuate. In Performance Advertisements, the fund may compare its yield with data published by Lipper Analytical Services, Inc. for money funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), iMoneyNet, Inc. ("iMoneyNet"), Wiesenberger Investment Companies Service ("Wiesenberger") or Investment Company Data Inc. ("ICD"), or with the performance of recognized stock and other indices and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, iMoneyNet, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals. Comparisons in Performance Advertisements may be in graphic form. The fund may also compare its performance with the performance of bank certificates of deposit ("CDs") as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the average of yields of CDs of major banks published by Banxquotes(R) Money Markets.

                                     TAXES

   BACKUP WITHHOLDING. The fund is required to withhold up to 30.5% of all dividends and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or Brinson Advisors or the applicable dealer with a correct taxpayer identification number or who otherwise are subject to backup withholding.

   QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and must meet several additional requirements. Among these requirements are the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

   By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income that it distributes to shareholders. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

                               OTHER INFORMATION

   DELAWARE BUSINESS TRUST. Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of the fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or fund. However, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the fund). The Trust Instrument provides for indemnification from the fund's property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which Brinson Advisors believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of the fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operations of the fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

   CLASSES OF SHARES. A share of each class of the fund represents an interest in the fund's investment portfolio and has similar rights, privileges and preferences. Each share has equal voting, dividend and liquidation rights, except that beneficial owners of Financial Intermediary shares receive certain services directly from financial intermediaries and bear the related service costs.

   VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all its board members. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class. Financial intermediaries holding shares for their own accounts must undertake to vote the shares in the same proportion as the vote of shares held for their customers.

   The Trust does not hold annual meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by the shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a trustee at the written request of holders of record of at least 10% of the outstanding shares of the Trust.

   PRIOR NAMES. Prior to May 9, 2001, the Trust was known as "Mitchell Hutchins LIR Money Series" and the fund's name was "Mitchell Hutchins LIR Select Money Fund." Prior to July 28, 1999, the Trust was known as "Mitchell Hutchins Institutional Series."

   CUSTODIAN; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, is custodian of the fund's assets. PFPC, a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as the fund's transfer and dividend disbursing agent.

   COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, has served as counsel to the fund. Kirkpatrick & Lockhart LLP also has acted as counsel to UBS PaineWebber and Brinson Advisors in connection with other matters.

   AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the fund.

                             FINANCIAL STATEMENTS

   The fund's Annual Report to Shareholders for its fiscal year ended April 30, 2001 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED
OR REFERRED TO IN THE PROSPECTUS AND THIS
STATEMENT OF ADDITIONAL INFORMATION. THE FUND
AND ITS PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED
ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS
DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF
ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL
SHARES OF THE FUND IN ANY JURISDICTION
WHERE THE FUND OR ITS PRINCIPAL UNDERWRITER MAY
NOT LAWFULLY SELL THOSE SHARES.







                                                                  Brinson Select
                                                               Money Market Fund





                                            ------------------------------------
                                             Statement of Additional Information
                                                               September 1, 2001
                                            ------------------------------------







(C)2001 Brinson Advisors, Inc. All rights reserved.